                                LOAN AGREEMENT

This Loan Agreement is dated as of September 29, 1997, and is entered into by and between Grease Monkey International, Inc., a Colorado corporation ("Borrower"), and CITICORP LEASING, INC., a Delaware corporation ("Lender"). Borrower and Lender hereby agree as follows:

                                   ARTICLE I
                          AMOUNT AND TERM OF THE LOAN

    SECTION 1.01. THE LOANS. Lender agrees, upon compliance by Borrower with all terms and conditions hereinafter set forth and set forth in the other Loan Documents (as hereafter defined), to make advances of loan proceeds (the "Advances") to Borrower from time to time, prior to September 28, 2000, in an aggregate amount not to exceed the principal amount of $5,000,000.00, the proceeds of which shall be used for the purpose of terminating Borrower's current lubricant supply arrangement, and for acquiring, constructing and/or developing properties to expand Borrower's express lube business locations and to enter into and comply with the terms and conditions of a Master Supply Contract with Mobil Oil Corporation.

Advances hereunder shall be evidenced by notes depending upon the timing and nature of the disbursements to be made by Borrower. The first note of which shall be dated September 29, 1997, (The "Buyout Note") and notes to be dated as disbursed thereafter shall be designated notes A through J ("Expansion Notes"), or any substitution, modification or amendment thereto (collectively, hereinafter referred to as the "Notes"), the terms of which are incorporated herein by this reference. One advance of up to $2,620,000 is permitted under the Buyout Note and as many additional advances are permitted as are required by Borrower, subject to the terms and conditions of the Agreement to Provide Guaranty and Reimbursement Agreement between Borrower, Mobil Oil Corporation and Mobil Corporation dated September 29, 1997, (the "Agreement to Provide Guaranty"); PROVIDED HOWEVER, that no more than one Advance under all the Notes collectively shall be made in any one month. Each request for an Advance shall be accompanied by Borrower's written Request for Advance, in the form of Exhibit "A" attached hereto.

    SECTION 1.02. INTEREST AND REPAYMENT. The outstanding balance of each of the Notes shall bear interest at the rate provided in such Note. Interest and principal shall be payable pursuant to the terms of each of the Notes.

    SECTION 1.03. INCREASED CAPITAL. If the Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender, and that the amount of such capital is increased by or based upon the existence of the Lender's commitment to lend hereunder and other commitments of this type, then, upon demand by the Lender, the Borrower shall immediately pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender in the light of such circumstances, to the extent that the Lender reasonably determines such increase in capital to be allocable to the existence of the Lender's commitment to lend hereunder.
A certificate as to such amounts submitted to the Borrower by the Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.

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    SECTION 1.04. PAYMENTS.  Borrower shall make all payments hereunder not later than 11 a.m., Colorado time, on the date when due in U.S. dollars through the Disbursing Account, as provided and defined in Section 4.01(h) for the account of Lender. All payments, whenever made, shall be applied equally across all notes and shall be applied first to accrued and unpaid interest, expenses or fees and the remainder of any payment shall be applied to principal and other amounts then due. Borrower agrees to pay to Lender upon Lender's demand any amount required to compensate Lender for any additional losses, costs, or expenses Lender may incur as a result of any late payment, including any delay in payments from the Disbursing Account. AMOUNTS REPAID OR PREPAID HEREUNDER MAY NOT BE REBORROWED.

                                   ARTICLE II
                             CONDITIONS OF LENDING

    SECTION 2.01. CONDITIONS PRECEDENT TO ANY AND ALL ADVANCES. The obligation of Lender to make the initial Advance, or any subsequent Advance, is subject to the condition precedent that Lender shall have received, unless otherwise waived in writing by Lender, on or before the day of the proposed Advance all of the following, each in form and substance satisfactory to
Lender:

    (a)  The Notes;

    (b)  The Guaranty ("Guaranty") of Mobil Corporation (the "Guarantor"); and

    (c) Authorization required under Section 4.01(h) authorizing the Investor Agent to debit the Disbursing Account for the payments of all amounts due under the Loan Documents (this Loan Agreement, the Notes, and the Guaranty and any other instruments executed by any of the parties hereto pursuant to this Loan Agreement, are all collectively referred to herein as the "Loan Documents" together with the following items (d) through (g):

    (d)  Evidence of Borrower's good standing and qualification to do business;

    (e) Evidence of Borrower's and any Guarantor's approval of the execution, delivery and performance of each Loan Document to which it is a party;

    (f) As applicable, copies of Borrower's and any Guarantor's articles of incorporation, by-laws or partnership agreement; and

    (g) Such additional documents, agreements and certificates as Lender shall from time to time reasonably require.

    SECTION 2.02. ADDITIONAL CONDITIONS PRECEDENT TO ANY ADVANCE. The obligation of Lender to make any Advance (including, without limitation, the initial Advance and any other Advances) shall be subject to the further conditions precedent that on the date of each proposed Advance all of the following statements shall be true and requirements satisfied:

    (a) The representations, warranties and covenants of this Loan Agreement, and those contained in the Loan Documents are correct in all material respects on and as of the date of each proposed Advance as though made on and as of such date;

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    (b)  No event has occurred and is continuing, or would result from the
    Advance, which constitutes an Event of Default (as hereinafter defined) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

    (c) No material adverse change has occurred and is continuing, in the business, condition (financial or otherwise), operations, performance or properties of Borrower or any guarantor on or as of the date of the Advance; and

    (d) Borrower shall submit and be in compliance with the provisions of Exhibit A.

                                 ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF BORROWER

    SECTION 3.01. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as follows:

    (a) NO VIOLATION. The execution, delivery and performance by Borrower of this Loan Agreement and any other loan document to which it is a party do not violate any provision of any law or regulation, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or may be bound.

    (b) AUTHORIZATION AND VALIDITY. This Loan Agreement, and the other Loan Documents, and any other contracts or instruments executed by Borrower in connection with this Loan Agreement, have been duly executed and delivered, constitute legal, valid and binding agreements of Borrower enforceable in accordance with their respective terms and are not subject to any dispute, offset, counterclaim or defense. Except for the prior encumbrances listed in Schedule A ("Prior Liens"), attached to this Loan Agreement, no approval or other action of any governmental authority or any third party is required for the entering into and performance by Borrower of the Loan Documents.

    (c) LITIGATION. Except as set forth in Schedule B, there are no pending or threatened actions, claims, investigations, suits or proceedings before or any writs, orders, injunctions or decrees of any governmental authority, court or administrative agency in excess of $50,000 which may adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower, other than those disclosed by Borrower to Lender in writing.

    (d) TAX RETURNS. Borrower has no pending assessments or adjustments of taxes or similar charges or impositions imposed on Borrower, including, without limitation, taxes directly imposed on Borrower and taxes that Borrower is otherwise obligated to collect (including, without limitation, sales and withholding taxes), except for those which it is contesting in good faith in a proper proceeding. Borrower has filed all applicable tax returns required to be filed by it and has paid all taxes which have become due pursuant to said returns and warrants that such returns properly reflect the United States and applicable state, municipal and other tax liability of Borrower for the periods covered.

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    (e)  NO SUBORDINATION.  Except for the Prior Liens, there is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires any of Borrower's obligations subject to this Loan Agreement to be subordinated in right of payment to any other obligation of Borrower.

    (f) OTHER OBLIGATIONS. Borrower is not in default on any obligation or any other material lease, commitment, contract, instrument or obligation.

    (g) TITLE, LIENS AND ENCUMBRANCES. Except for the Prior Liens, Borrower has, or will have prior to the pledge thereof, good and marketable title to all real and personal property purporting to secure Borrower's obligations under this Loan Agreement and the other Loan Documents, and there exists no lien, security interest claim or encumbrance on such property, except those created hereby and those expressly consented to by Lender in writing.

    (h) SOLVENCY. After giving effect to each Advance: (i) the assets of Borrower, at fair valuation, exceed its liabilities, (ii) the capital of Borrower is not unreasonably small to conduct its business, and (iii) Borrower has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature.

    (i) INFORMATION. All factual information (including, without limitation, the application for the Advances) provided by or on behalf of Borrower to Lender is true and accurate as of the date on which it is dated or certified and is not incomplete by omitting to state any material fact necessary to make such information not misleading. Each financial statement delivered by Borrower to Lender is complete and correct, fairly presents the financial condition of Borrower, and was prepared in accordance with generally accepted accounting principles. Since the date of each such financial statement, there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower, nor has Borrower mortgaged, pledged or granted a security interest or encumbered any of its assets or properties except as permitted by this Loan Agreement.

    (j) COMPLIANCE WITH LAW. Borrower and all express lube locations that Borrower operates in the Denver, Colorado area (the "Company Operated Locations") are in compliance in all material respects with all applicable law (including, but not limited to, environmental law, health, safety, pension and labor laws). Borrower has no material unfunded pension liability with respect to any pension or employee benefit plan for employees of Borrower or any affiliate of Borrower. Except as previously disclosed to Lender in writing, hazardous substances have not been released or disposed of on any Company Operated Location in any manner or quantity that could reasonably be expected to result in material liability of Borrower or cause any Company Operated Location to be subject to any restrictions on ownership, occupancy, use or transferability under any environmental laws and no circumstances exist that may reasonably be expected to form the basis of an environmental claim against Borrower. For purposes of this Paragraph, "material" means any claim in excess of $50,000.

    (k) COLLATERAL. Except for the Prior Liens, Borrower is, or will be, the legal and beneficial owner of any collateral pledged under this Loan Agreement free and clear of any lien, security interest, option or other charge or encumbrance and the collateral is not covered by any financing statement, except for: (i) liens for current taxes not delinquent, and (ii) the security

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    interest granted herein.

    (1) LEGAL STATUS. Borrower is a corporation organized and in good standing under the laws of the State of Colorado, and is qualified or licensed to do business, and is in good standing as a foreign corporation, if applicable, in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower.

    (m) CORPORATE MATTERS. The organization documents of Borrower, including, without limitation, its charter and bylaws and any resolutions of its shareholders authorizing Borrower to enter into this Loan Agreement, and the transactions contemplated thereby have not been amended, modified, repealed, or otherwise rendered ineffective since the date thereof in any manner that would have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower.

                                  ARTICLE IV
                            COVENANTS OF BORROWER

    SECTION 4.01. AFFIRMATIVE COVENANTS. So long as any obligation hereunder or under any Note shall remain unpaid, Borrower will, unless Lender shall otherwise consent in writing:

    (a) PUNCTUAL PAYMENTS. Punctually pay the interest and principal as expressed in the monthly payment of each of the Notes at the times and place and in the manner set forth therein; any fees or other liabilities due hereunder at the times and place in the manner specified herein. In the event of multiple notes, Borrower shall combine all monthly payments into one monthly payment. Any shortages in monthly payments so combined shall be applied equally across all notes and will be applied first to interest, then to any other fees or amounts due under the notes and finally to principal.

    (b)  MAINTAIN EXISTENCE AND BUSINESS AND COMPLY WITH LAWS.  Borrower will:
    (i) maintain its existence and all necessary licenses, permits, franchises and qualifications necessary to operate its business (including, without limitation, all of the foregoing as required under all environmental laws),
    (ii) comply with its organizational documents and applicable laws, rules, regulations, orders and requirements for the maintenance of Borrower's insurance, licenses, permits and governmental approvals, (iii) maintain adequate books and accounts in accordance with generally accepted accounting principles, (iv) pay rents, royalties, taxes and other liabilities when due, (iv) own or lease sufficient equipment for the operation of its business, and (v) maintain its business facilities in good condition to permit its continuing operations.

    (c) INSURANCE. Borrower will maintain insurance of the types and in amounts customarily carried by businesses similar to Borrower's and keep the collateral insured against such risks, with such limits as are customary, but in no event less than the balance outstanding under this Loan Agreement.

    (d) DISPOSITION OF COLLATERAL. Borrower will defend the collateral against all claims and demands at any time claiming the same or any interest therein. Borrower will immediately

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    notify Lender in writing of any change of address from that shown in this
    Loan Agreement. Upon demand, Borrower will furnish to Lender such further information and will execute and deliver to Lender such financing statements, mortgages and other papers and will do all such acts and things as Lender may at any time or from time to time reasonably request and/or as may be necessary or appropriate to comply with or accomplish the covenants and agreements contained in the Loan Documents, including, without limitation, establishing and maintaining a valid perfected first priority security interest in the collateral. Borrower will not permanently remove any collateral from the locations specified herein without prior written notice to Lender of the location or locations to which Borrower desires to remove the collateral. Borrower will keep the collateral in good order and repair, will not waste or destroy the collateral or any part thereof, and will not use or permit anyone else to use the collateral in violation of any applicable law or policy of insurance thereon. Borrower will permit Lender, upon written approval in advance from Borrower, to examine and inspect the collateral and Borrower's books and records wherever located at any reasonable time or times.

    (e) INFORMATION. Borrower will furnish Lender with such financial, tax, accounting and other information with respect to Borrower as Lender may from time to time reasonably request.

    (f) NOTICE TO LENDER. Promptly (but in no event more than five (5) days after the occurrence of each such event or matter) give notice in writing to Lender of: (a) the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default; (b) any change in the name (or the organizational structure) of Borrower; (c) any termination or cancellation of any insurance policy which Borrower is required to maintain; or (d) any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's property in excess of an aggregate of $10,000.00.

    (g) FURTHER ASSURANCES. At its own expense upon written direction from Lender, to do all further acts and execute, acknowledge and deliver all instruments and assurances reasonably necessary or proper to comply with or accomplish the covenants and agreements contained in this Agreement.

    (h) DISBURSING ACCOUNT. Borrower will maintain: (i) an account ("Disbursing Account") with a commercial bank that shall be a member of the automated clearing house system (the "ACH System"), and (ii) such authorizations as may be necessary to enable Lender or its designated collecting agent to obtain payments due under this Loan Agreement from the Disbursing Account through the ACH System. Borrower shall not terminate the Disbursing Account or such authorizations at any time during the term of this Loan Agreement without having provided 60 days' prior written notice thereof to Lender, which notice shall specify the institution at which a substitute Disbursing Account has been established and the account number of such substitute Disbursing Account, and certifying that all authorizations necessary to enable Lender or its collection agent to obtain payments due under this Loan Agreement from such substitute Disbursing Account through the ACH System have been given and are then in effect. By not later than the opening of business on each day that any payment shall be due under this Loan Agreement, Borrower shall cause an amount, in immediately available funds, equal to such payment to be available for withdrawal from the Disbursing Account by

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    the Lender or its collection agent.

    (i) COMPLIANCE CERTIFICATE. Borrower will provide a copy of Exhibit B and any necessary supporting documents to Lender and Guarantor prior to each Advance under any note.

    SECTION 4.02. NEGATIVE COVENANTS. So long as any obligation hereunder or under any of the Notes shall remain unpaid, Borrower will not, without the written consent of Lender:

    (a) NO LIENS, ETC.. Borrower will not create nor permit to exist any lien or security interest in the collateral, except for liens for current taxes not delinquent, until such time as this Loan Agreement is terminated and all amounts due under any of the Notes are paid in full.

    (b) RESTRICTIONS ON DISPOSITION OF ASSETS. Except as specifically permitted under the Agreement to Provide Guaranty, Borrower will not: (i) sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its assets related to the Company Operated Locations or to the express lube locations financed by an Advance (the "New Locations"), or (ii) enter into any sale, lease back or bulk transfer transaction involving its properties or assets related to the Company Operated Locations or New Locations.

    (c) RESTRICTIONS ON OPERATING AND FINANCIAL CONDITIONS. Permit, allow, approve, endorse or otherwise suffer to exist a material adverse change in the business, condition (financial or otherwise), operations, performance or properties of the Borrower.

                                   ARTICLE V
                               EVENTS OF DEFAULT

    SECTION 5.01. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

    (a) FAILURE TO PAY. Borrower shall fail to pay any monthly principal and interest payment in full on any Note within ten (10) days of when due, or shall fail to pay any other sum owing under any of the other Loan Documents within ten (10) days of notice from Lender;

    (b) FAULTY REPRESENTATIONS. Any representation or warranty made by Borrower or any of its officers under or in connection with any Loan Document shall prove to have been incorrect, false or misleading in any material respect when made;

    (c) BUSINESS CHANGE. Borrower shall at any time suffer a material adverse change in its business, condition (financial or otherwise), operations, performance or properties;

    (d) FAILURE TO PERFORM. Borrower shall fail to perform or observe any of the covenants or agreements contained in any Loan Document on its part to be performed or observed and any such failure shall remain unremedied for twenty (20) days after written notice thereof shall have been given to Borrower by Lender provided that if more than twenty (20) days are required for remedy, Borrower shall not be in default if it commences remedy within the twenty (20) day period and diligently pursues its completion;

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    (e)  FAILURE TO MEET OTHER OBLIGATIONS.  Borrower shall fail to pay debts as they become due and payable or any interest or premium thereon, when due or any other default under any agreement or instrument relating to any such debt or any other event, shall occur if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such debt the effect of which would have an adverse material effect on Borrower;

    (f) INSOLVENCY. Borrower or any Guarantor shall generally not pay its or their debts, as such debts become due, or shall admit in writing its inability to pay its debts, generally winding up or composing or readjusting such debt, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower or any of its subsidiaries or any affiliates seeking to adjudicate it as bankrupt or insolvent, which proceedings are not dismissed within 60 days, or seeking liquidation, dissolution, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or shall apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of Borrower or any Guarantor or any one of them or of all or any substantial part of the property of any one of them, or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower or any of its subsidiaries shall take any action to authorize any of the actions set forth above in this subsection.

    (g) MONEY JUDGMENTS. Any judgment or final order for the payment of money, the payment or non-payment of which would have a material adverse effect on Borrower, shall be rendered against Borrower and (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order and (ii) there shall be a period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, continuance of such case or proceeding or otherwise, shall not be in effect, unless the validity thereof shall be continually contested in good faith, by appropriate proceedings diligently pursued. Borrower shall have set aside on its books adequate and properly designated reserves satisfactory to Lender with respect thereto;

    (h) MATERIAL CHANGE IN LOAN DOCUMENT. Any material provision of any Loan Document shall for any reason cease to be valid and binding on any party thereto and such invalidity cannot be remedied within ten (10) days;

    (i) DEFAULT IN BUSINESS OPERATIONS. Borrower shall default in the performance of any material obligation or payment owing under any of Borrower's franchise licenses or franchise agreements which default would have a material adverse effect on Borrower; or

    (j) GUARANTY REVOKED. Any Guarantor shall purport to revoke, terminate or otherwise not be bound by the Guaranty as to any future Advances or indebtedness.

    SECTION 5.02. REMEDIES. Upon the occurrence of an Event of Default, referred to in Section 5.01(f), all amounts payable under the Notes shall become forthwith due and payable and the Lender's obligation to make advances shall terminate. Lender shall have all the remedies hereinafter provided and upon the occurrence of any other Event of Default, Lender may, without notice or demand, exercise any one or more of the following remedies: (i) terminate this Agreement; (ii) declare

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the Notes and all amounts payable thereunder and under this Agreement to be forthwith due and payable, whereupon the Notes, and all such amounts shall become and be forthwith due and payable, without presentment, demand, notice, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; (iii) assert payment pursuant to the Guaranty; and (iv) exercise any other right or remedy which may be available to Lender under any applicable law or proceed by appropriate court action to enforce the terms hereunder or recover damages for the breach hereof. The foregoing remedies are cumulative and in addition to, and not exclusive of, any other remedies and rights of Lender under applicable law, the Loan Documents or otherwise.

                                   ARTICLE VI
                                  MISCELLANEOUS

    SECTION 6.01. AMENDMENTS, ETC.. No amendment or waiver of any provision of the Loan Documents nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    SECTION 6.02. NOTICES. ETC.. All notices and communications required or permitted under this Agreement shall be in writing and shall be delivered by hand, by facsimile transmission, by registered or certified mail, postage prepaid, or by overnight courier, addressed as follows:

        If to Borrower:
        Grease Monkey International, Inc.
        216 Sixteenth Street, Suite 1100
        Denver, Colorado 80202
        Financial and Legal Departments

        If to Lender:
        Citicorp Leasing, Inc.
        2600 Michelson Drive, 12th Floor
        Irvine, California 92612
        Attn:
              ------------------------------

All notices and communications shall be effective upon the earlier of actual receipt or, if delivered by mail, five days after being deposited in the mail, postage prepaid and addressed as required by this Section 6.02. Either party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

    SECTION 6.03. NO WAIVER; REMEDIES. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

    SECTION 6.04. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

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    SECTION 6.05. COSTS, EXPENSES AND TAXES.  Borrower agrees to pay on demand all reasonable fees, costs and expenses with respect to negotiations with Borrower or other creditors of Borrower arising out of any Event of Default or circumstances which may give rise to an Event of Default and with respect to presenting claims or otherwise participation or monitoring any bankruptcy, insolvency or similar proceeding involving creditors rights generally and any proceeding ancillary thereto, enforcement of the Loan Documents upon default or otherwise and the other documents to be delivered under the Loan Documents. Borrower also agrees that Lender may apply any such fees, costs and expenses incurred or reasonably anticipated to be incurred against any Advance hereunder to the extent that the funds in any security deposit provided by Borrower to Lender are not sufficient to pay such fees, costs and expenses. In addition, Borrower shall pay any and all stamps, taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

    SECTION 6.06. BINDING EFFECT: SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of Lender.

    SECTION 6.07. SURVIVAL OF REPRESENTATIONS. All covenants, agreements, representations and warranties made herein and in the other Loan Documents shall survive the making of the Advances by Lender to Borrower herein contemplated and the execution and delivery by the Borrower of the Notes and shall continue in full force and effect so long as any portion of any Note remains outstanding and unpaid.

    SECTION 6.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Agreement.

    SECTION 6.09. INDEPENDENT PARTIES. Lender and Borrower are not and shall not be considered as joint venturers, partners or agents of the other for purposes of fulfilling the obligations of this Agreement and neither shall have the power to bind or obligate the other. Lender shall not be liable for any of the debts or other liabilities contracted by or due from Borrower and Borrower shall hold Lender free and harmless therefrom.

    SECTION 6.10. EFFECT OF WAIVERS. The waiver by Lender of any breach by Borrower of any term, covenant or condition of this Agreement shall not be deemed a waiver of any subsequent or continuing breach of the same or any other term, covenant or condition.

    SECTION 6.11. CONSTRUCTION. All reference herein in the singular shall be construed to include the plural where applicable, and the masculine to include the feminine or neuter gender where applicable, and all covenants, agreements and obligations herein assumed by the parties shall be deemed to be joint and several covenants, agreements and obligations. The captions used in this Agreement are for identification only and are not part of this Agreement.

    SECTION 6.12. SEVERABILITY. In case any one or more of the provisions contained in this

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

Agreement, the Notes or other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

    SECTION 6.13. ENTIRE AGREEMENT. This Agreement supersedes any and all other oral or written agreements between the parties hereto with respect to the subject matter hereof and, together with the other Loan Documents executed concurrently herewith or subsequent hereto, contains all of the covenants and agreements between the said parties with respect to said matter. The parties acknowledge that no one nor any one on behalf of them, has made any representations, inducements, promises or agreements, orally or otherwise respecting the subject matter of this Agreement or respecting any other subject matter, which are not embodied herein.

    SECTION 6.14. CONFLICTING PROVISIONS. The provisions of this Agreement are not intended to supersede the provisions of the other Loan Documents but shall be construed as supplemental thereto. However, in the event of any conflict or inconsistency between the provisions hereof and any provisions of the other Loan Documents which cannot be reconciled using an interpretation most favorable to Lender, it is intended that the provisions of this Agreement shall control, except with respect to provisions in any Loan Document required by applicable state law.

    SECTION 6.15. WAIVER OF DEFENSES. Borrower agrees that in the event that any of them is held or found to be a guarantor, surety or the equivalent that each of them waives any and all right to assert against Lender any claim or defense based upon an election of remedies by Lender which in any manner impairs, effects, reduces, releases, destroys and/or extinguishes their subrogation rights and/or their right to proceed against any Borrower or any party for reimbursement and/or any other rights they may have against any other person or security. Borrower waives any right to require Lender to (a) proceed against any Borrower or other party; (b) proceed against or exhaust any security held from any Borrower, or; (c) pursue any other remedy in Lender's power whatsoever. Borrower waives any defense arising by reason of any disability or other defense of any Borrower or by reason of the cessation from any cause whatsoever of the liability of any Borrower. Borrower agrees that nothing shall discharge or satisfy the liability of Borrowers hereunder except the full payment and performance of all of Borrower's debts and obligations to Lender with interest. Any and all present and future debts and obligations of Borrower to each other are hereby waived and postponed in favor of and subordinated to the full payment and performance of all indebtedness of Borrower to Lender. All monies or other property of Borrower at any time in Lender's possession may be held by Lender as security for any and all obligations of Borrower to Lender no matter how or when arising, whether absolute or contingent, whether due or to become due, and whether under this Agreement or otherwise. Borrower waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of default, notices of acceptance of this Agreement and of the existence, creation or incurring of new or additional indebtedness, notice of any and all favorable and unfavorable information, whether financial or otherwise, about Borrower, heretofore, now, or hereafter learned or acquired by Lender and all other notices to which Borrower might otherwise be entitled, and the right to the marshaling of any assets prior to any remedy being exercised by Lender hereunder.

    SECTION 6.16. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the internal laws of the State of Virginia without regard to the conflict of laws provisions thereof.

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

    SECTION 6.17. PARTICIPATIONS. Lender shall have the right at any time without the consent of Borrower to sell, assign, transfer, negotiate or grant participations in all or part of the obligations of Borrower outstanding under this Agreement or the Notes evidencing such obligations to Lender. Lender may assign, as collateral or otherwise, to one or more banks (including Federal Reserve Banks) or other entities all or a portion of its rights (including, without limitation, right to payments of principal and/or interest on the Notes) and/or obligations under this Agreement without notice to or consent of Borrower. Borrower hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of Borrower to the participant or assignee and the participant or assignee shall for all purposes (except as herein provided), where relevant, hereof be considered to be Lender.

    SECTION 6.18. WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

    SECTION 6.19. CONSENT TO DISCLOSURE. Borrower agrees that any information provided by Borrower pursuant to or in connection with the Loan Documents and information regarding payments or defaults may be disclosed to Guarantor.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized and empowered officers as of the date first above written.

GREASE MONKEY INTERNATIONAL, INC., ("BORROWER") a Colorado Corporation

By: /s/ Charles E. Steinbrueck
Its: President and CEO
Address: 216 16th Street, Suite 1100
         Denver, CO  80202




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

CITICORP LEASING, INC., ("LENDER")
a Delaware corporation
By:
    ---------------------------
Its:  Vice President
Address:  2600 Michelson Drive, Suite 1200
          Irvine, CA 92612


              READ, ACKNOWLEDGED AND AGREED TO BY THE GUARANTORS


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